UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                December 15, 2005
              ----------------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                                Sun Bancorp, Inc.
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

       New Jersey                             0-20957               52-1382541
---------------------------------        -----------------          ----------
 (State or other jurisdiction            (SEC Commission           (IRS Employer
     of incorporation)                       File No.)            Identification
                                                                      Number)

226 Landis Avenue, Vineland, New Jersey                               08360
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code: (856) 691-7700
                                                    --------------

                                 Not Applicable
     -----------------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant to Rule 425 under the  Securities  Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                                SUN BANCORP, INC.


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


                Section 1 - Registrant's Business and Operations

Item 1.01.        Material Definitive Agreements.

         On December 15, 2005, the Registrant's Board of Directors approved the award of additional compensation for 2005 to non-employee directors in the form of $6,000 to be paid in shares of the Registrant's common stock valued as of that same date. Such stock awards were made under the 2004 Stock-Based Incentive Plan, which was approved by stockholders at the 2004 annual meeting of stockholders, and are immediately earned and non-forfeitable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                  SUN BANCORP, INC.


Date: December 20, 2005                       By: /s/Dan A. Chila
                                                  -----------------------------
                                                  Dan A. Chila
                                                  Executive Vice President
                                                  and Chief Financial Officer